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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL RECTIFIER CORPORATION 233 Kansas Street, El Segundo, CA 90245 (310) 726-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 25, 2002

        You are invited to our Annual Meeting of Stockholders on Monday, November 25, 2002 at 10 o'clock a.m. Pacific Standard Time at our HEXFET America facility at 41915 Business Park Drive, Temecula, California.

        At the meeting you will be asked to consider and act upon the following business:

  1.
  Election of three directors.

  2.
  Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for fiscal year 2003.

  3.
  Such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on September 27, 2002 as the record date for determining those Stockholders who will be entitled to vote at the meeting.

        By order of the Board of Directors

Donald R. Dancer Secretary

October 21, 2002

IMPORTANT: Please fill in date, sign and mail promptly the enclosed proxy, in the post-paid envelope provided, to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have sent in your proxy.

PROXY STATEMENT

GENERAL

        The accompanying Proxy is solicited by the Board of Directors of International Rectifier Corporation ("Company") for use at the Annual Meeting of Stockholders to be held on November 25, 2002 and any adjournments. The close of business on September 27, 2002 has been fixed as the record date for determining Stockholders entitled to notice of and to vote at the meeting. As of September 27, 2002, there were 63,847,750 shares issued and outstanding of $1.00 par value common stock of the Company ("Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote; there is no cumulative voting. This Proxy Statement and the accompanying Proxy will be first mailed to Stockholders on or about October 21, 2002.

        Any Stockholder who gives a proxy has the power to revoke it at any time before it is exercised. A Stockholder may revoke a proxy by delivery of written notice of revocation to the Secretary of the Company prior to commencement of the Annual Meeting. Stockholders attending the Annual Meeting may vote their shares in person even if they previously returned a proxy. The Company will bear the cost of solicitation of proxies.

        Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The required quorum is a majority of the shares entitled to vote at the meeting. Abstentions will be counted as votes cast and have the same effect as a vote against a proposal. In the election of directors, shares represented by proxies marked to "withhold" authority will not be voted for the applicable director or directors. Broker non-votes on a matter are not treated as entitled to vote for purposes of determining whether a majority of the shares entitled to vote have voted in favor of a proposal. Proxies will be voted as instructed; executed unmarked proxies will be voted FOR the applicable item and WITH AUTHORITY to vote in the election of directors.

SECURITY OWNERSHIP

        The following table shows, as of September 27, 2002, the beneficial ownership of Common Stock by owners of more than five percent of Common Stock, by each director or nominee, by each Named Executive Officer (as defined in the "Executive Compensation" Section below), and by all directors and executive officers as a group.

Name and Address	Amount Beneficially Owned		Percent of Class
FMR Corp 82 Devonshire Street Boston, MA 02109-3614	4,508,000	(1)	7.061%
Eric Lidow	2,409,850	(2)(3)(4)	3.8%
Alexander Lidow	1,976,124	(2)(4)(5)(6)	3.1%
Robert Grant	186,865	(4)(6)(7)	*
Michael P. McGee	177,393	(4)(6)	*
Gerald A. Koris	5,040	(4)	*
Minoru Matsuda	67,000	(4)	*
Robert J. Mueller	148,800	(4)	*
James D. Plummer	62,000	(4)	*
Jack O. Vance	115,900	(4)	*
Rochus E. Vogt	110,000	(4)	*
George Krsek	42,500	(8)	*
All directors and executive officers as a Group (10 persons)	5,301,472		8.3%

*
Less than 1%

(1)
Based solely on an amendment to Schedule 13G filed by FMR Corp with the Securities and Exchange Commission on July 10, 2002. FMR reports sole voting power as to 250,160 shares and sole dispositive power as to 4,812,133 shares.

(2)
In addition, 1,021,746 shares are held by members of the Lidow family other than Messrs. Eric Lidow and Alexander Lidow and Alexander Lidow's immediate family. The Messrs. Lidow disclaim any beneficial ownership in any such additional shares. Of the shares shown in the table, Derek B. Lidow, the son of Eric Lidow and brother of Alexander Lidow, owns 214,884 shares, has options to purchase 647,000 shares subject to options exercisable under the Company's stock option plans within sixty days of the record date, and 3,854 shares of underlying units of common stock under the Company's 401(k) plan. The 5,407,720 shares beneficially owned by members of the Lidow family constitute 8.5% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Eric and Alexander Lidow are directors, owns 126,879 shares; the Messrs. Lidow disclaim any beneficial ownership in such shares.

(3)
Includes 1,639,250 shares owned by the Lidow Family Trust, Eric Lidow and Elizabeth Lidow, trustees.

(4)
Includes the following amounts of shares of common stock subject to options exercisable under the Company's stock option plans within 60 days of the record date as follows: Eric Lidow—770,600; Alexander Lidow—740,000; Robert Grant and his spouse, a Company employee—162,197; Gerald A. Koris—5,000; George Krsek—42,000; Minoru Matsuda—67,000; Michael P. McGee—162,800; Robert J. Mueller—128,800; James D. Plummer—62,000; Jack O. Vance—64,000; Rochus E. Vogt—63,000; for an aggregate of 2,225,397 shares of common stock subject to options exercisable under the Company's stock option plans by the executive officers and directors within 60 days of the record date.

(5)
Includes 97,260 shares held by members of Alexander Lidow's immediate family in which he disclaims any beneficial ownership.

(6)
Includes the following amounts shares of underlying units of common stock under the Company's 401(k) Plan: Alexander Lidow—45; Robert Grant and his spouse—2866; Michael P. McGee—4881; and for an aggregate of 7,792 shares of underlying units of common stock under the Company's 401(k) Plan.

(7)
Includes 2,654 shares owned by Robert Grant's spouse.

(8)
George Krsek resigned as a director on August 28, 2002. Dr. Krsek's holdings are included by reason of his service as a director through such date.

The business address of each director and Named Executive Officer is 233 Kansas Street, El Segundo, CA 90245.

ELECTION OF DIRECTORS
(Proposal 1)

        There are seven directors on the Company's Board of Directors. The directors are divided into three classes, and the directors in each class serve three-year terms expiring in successive years. George Krsek resigned as a director effective August 28, 2002, and will not stand for election. The Board of Directors was therefore reduced from eight to seven directors, in accordance with the Company's Bylaws, and Eric Lidow has been appointed to fill the vacancy among Class One directors, so as to make the three classes as nearly equal in numbers as possible. At the 2002 Annual Meeting, the term of office of the directors in Class Two expires. Three directors are to be elected with terms expiring upon the election and qualification of their successors at the 2005 Annual Meeting of Stockholders.

        The Board of Directors will vote Proxies received for the election of the nominees for directors named below, unless authority to do so is withheld. Rochus E. Vogt, Robert J. Mueller and Alexander Lidow, the nominees, are presently directors of the Company. It is not contemplated that any nominee will be unable to serve as a director, but if that contingency should occur prior to the Annual Meeting, the holders of Proxies reserve the right to substitute and vote for another person of their choice.

        The affirmative vote of holders of a majority of shares of Common Stock represented at the meeting in person or by Proxy is required to elect any nominee for director.

Nominees for Directors:

        The following persons are nominees for directors with terms expiring at the annual meeting in 2005.

Name	Age	Principal Occupation	Director Since
CLASS TWO TERM ENDING 2005
Rochus E. Vogt	72	R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, California Institute of Technology	1984
Robert J. Mueller	73	Executive Vice President of the Company for External Affairs	1990
Alexander Lidow (1)	47	Chief Executive Officer of the Company	1994

Remaining Directors:

        The remaining directors have terms expiring at the annual meeting in the years indicated.

Name	Age	Principal Occupation	Director Since
CLASS ONE TERM ENDING 2004
Jack O. Vance (2)	77	Managing Director, Management Research, a management consulting firm	1988
Eric Lidow (3)	89	Chairman of the Board of the Company	1947

CLASS THREE TERM ENDING 2003
James D. Plummer	57	Dean of the School of Engineering, Professor of Electrical Engineering, Stanford University	1994
Minoru Matsuda	65	Professor, Kanazawa Institute of Technology, Ishikawa, Japan	1997

(1)
Alexander Lidow is the son of Eric Lidow, and a member of the Board of Trustees of the California Institute of Technology.

(2)
Dr. Vance is also a trustee of The Gabelli Mathers Fund, a registered investment company, a director of First Consulting Group, Inc., a NASDAQ-traded provider of consulting services, and a director or member of the board of advisors of various privately held companies, including: The Olson Company, King's Seafood Company, and Hankin Investment Banking. Dr. Vance was formerly a managing director of the Los Angeles office of McKinsey & Co., Inc., a management consulting firm.

(3)
Eric Lidow, who had been a Class Three director with a term ending 2003, has been appointed a Class One director with a term ending 2004 to fill the vacancy left by the resignation of Dr. Krsek.

        The above named directors have held their respective employment positions during the past five years.

Committees and Meetings of the Board of Directors

        A majority of the members of the Board of Directors is independent as that term is defined under Section 303A.2 of corporate governance standards proposed by the New York Stock Exchange on August 16, 2002. The Board of Directors has affirmatively determined that each director who is not an officer or employee of the Company has no material relationship with the Company that may interfere with his independence from management or the Company. The Company's Board of Directors has two committees, an Audit Committee and a Compensation and Stock Option Committee. In August 2002, the Company dissolved its Executive Committee.

        The Audit Committee is currently chaired by Dr. Vance, and also includes Messrs. Matsuda and Plummer. Dr. Krsek served as chairman of the Audit Committee during fiscal year 2002. All members of the Audit Committee meet the requirements for independence of audit committee members as set forth in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's Listed Company Manual. The Board of Directors adopted a revised charter for the Audit Committee in September 2002, which reflects the requirements of the Sarbanes-Oxley Act of 2002. A copy of the revised charter is attached to this Proxy Statement as the Appendix. Under the revised charter, the Audit Committee's duties include, among other things: sole responsibility for selecting, evaluating, replacing and nominating for shareholder ratification the Company's external auditors; overseeing the external auditors' qualifications and independence, including reviewing reports from the external auditors regarding the external auditors' quality-control procedures and peer reviews; annual review of the Company's finance department and determining in advance any non-audit services to be performed by the external auditors; reviewing with the external auditors any issues regarding scope of the audit, access to required information, and recommendations resulting from the audit; overseeing the integrity of the Company's financial statements, including reviewing the Company's critical accounting policies, and considering alternative treatments of financial information within GAAP that have been discussed with management; material written; communications between the external auditors and management; establishing procedures for dealing with complaints regarding accounting, including anonymous submission of employee concerns about accounting matters;

overseeing the Company's internal audit function; meeting at least quarterly separately with the external auditors and internal auditors; reviewing earnings press releases and guidance; and overseeing the Company's compliance with legal and regulatory requirements.

        The Compensation and Stock Option Committee ("Compensation Committee") has the responsibility for setting executive officer compensation and for granting stock incentives to employees. (See "Compensation Committee Report" below.) It currently consists of Dr. Vogt, its Chairman, and Dr. Vance, each of whom is an independent director. Dr. Vance served as chairman of the Compensation Committee during the fiscal year 2002.

        The Board of Directors and the Compensation and Stock Option Committee each met four times during the fiscal year. The Executive Committee met once in person and had one telephonic meeting. The Audit Committee met three times and also participated in telephonic reviews of quarterly earnings releases. No director attended fewer than 75% of meetings of the Board of Directors and of each committee on which he served during the fiscal year.

        During the last fiscal year, independent directors received fees of $35,000 per annum for participation on the Board and its Committees. Executive Committee members received an additional $3,000 for each meeting of such Committees attended. During the term of the Company's Amended and Restated Stock Incentive Plan of 1992 ("1992 Plan"), which will expire at the end of calendar year 2002, independent directors were automatically granted 10-year stock options to purchase 5,000 shares of Common Stock, at fair market value on the date of grant, on each January 1st. Each independent director was granted an option to purchase 40,000 shares of Common Stock in 1994 or at the time of his election to the Board if elected after 1994. Independent directors are also eligible to receive discretionary option grants under the 2000 Stock Incentive Plan ("2000 Plan").

        The options granted to independent directors under the 1992 Plan and the 2000 Plan generally become vested and exercisable at the rate of 20% per year commencing no later than the first anniversary of the grant. Unless the Board provides otherwise, upon (i) voluntary resignation or retirement after five consecutive years of service on the Board, (ii) death or total disability, or (iii) a change in control event (as defined in the 1992 Plan or the 2000 Plan), vesting accelerates on options held for more than six months so that the option is fully exercisable. Vested options remain exercisable until the earlier of (a) three years from the date of termination of services or death, or (b) expiration of the term of the option.

EXECUTIVE COMPENSATION

        The following table and accompanying notes summarize the aggregate compensation, including equity grants, for each of the last three fiscal years, awarded to the Chief Executive Officer and the other four highest paid executive officers of the Company who were serving as executive officers on June 30, 2002, the end of our last fiscal year ("Named Executive Officers").

Summary Compensation Table

						Long Term Compensation
		Annual Compensation
								Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)	Restricted Stock Awards ($)			All Other Compensation ($)
Eric Lidow (2) Chairman of the Board	2002 2001 2000	677,650 670,450 677,289	— — —		— — —	— — —		200,000 100,000 330,000	7,200 7,200 25,126	(3) (3) (3)
Alexander Lidow Chief Executive Officer	2002 2001 2000	700,000 700,000 700,216	500,000 — 1,200,000		— — —	— — —		300,000 220,000 —	7,200 15,085 —	(3) (3)
Robert Grant Executive Vice President, Global Sales and Corporate Marketing	2002 2001 2000	405,180 300,000	367,500 165,643	(5)	— —	93,744 —	(5)	222,296 100,000	25,362 19,429	(3) (3)
Michael McGee Executive Vice President, Chief Financial Officer	2002 2001 2000	359,811 300,000 271,796	351,000 — 1,000,000		— — —	— — —		165,000 75,000 115,000	16,242 9,966 10,208	(3) (3) (3)
Gerald A. Koris Senior Counsel(2) (4)	2002 2001 2000	269,712	247,500		—	—		50,000	6,720	(3)

(1)
Includes perquisites or other personal benefits, the amount of which in the aggregate does not exceed the lesser of $50,000 or 10% of the reported annual salary and bonus of the executive officer for any year.

(2)
The Company has executive agreements with Eric Lidow and Gerald A. Koris. (See "Executive Agreements" below.)

(3)
Includes an automobile allowance granted to key employees, and a cash payment for vacation hours that were accumulated beyond 240 hours at the end of the calendar year, pursuant to Company vacation policy.

(4)
Mr. Koris served as General Counsel and Secretary during fiscal 2002.

(5)
Reflects the grant to Robert Grant of (i) cash bonus compensation of $62,500 and (ii) a restricted stock award of 2,758 shares of Company stock pursuant to the incentive compensation award plan for the Company's eCommerce business unit. (See "Long Term Incentives" below.)

OPTION GRANTS IN LAST FISCAL YEAR

        The following table and accompanying notes summarize options granted to each Named Executive Officer of the Company in fiscal 2002 and projects potential realizable gains at hypothetical assumed annual compound rates of appreciation. Options granted in fiscal 2002 to each Named Executive Officer were non-qualified stock options under the 1992 Plan or the 2000 Plan.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Percent of Total Options Granted to Employees in Fiscal Year
Name	Options Granted (#)(1)			Exercise Price ($/Sh)	Expiration Date(2)
						5% ($)	10% ($)
Eric Lidow	100,000 100,000	2.7 2.7	% %	34.85 45.79	8/21/11 3/5/09	2,191,698 1,864,113	5,554,192 4,344,176
Alexander Lidow (4)	150,000 150,000	4.1 4.1	% %	34.85 45.79	8/21/11 3/5/09	3,287,547 2,796,169	8,331,289 6,516,263
Robert Grant (6)	7,296 65,000 50,000 100,000	0.2 1.8 1.4 2.7	% % % %	33.99 34.85 38.09 45.79	7/2/11 8/21/11 11/18/11 3/5/09	155,960 1,424,604 1,197,730 1,854,342	395,234 3,610,225 3,035,283 4,344,176
Michael P. McGee	65,000 100,000	1.8 2.7	% %	34.85 45.79	8/21/11 3/5/09	1,424,604 1,864,113	3,610,225 4,344,176
Gerald A. Koris (5)	25,000 25,000	0.7 0.7	% %	34.00 45.79	7/1/11 3/5/09	534,560 466,028	1,354,681 1,086,044
In addition, 2,375,091 options were granted to other employees of the Company under its stock option plans during fiscal 2002.

(1)
Prior to 2002, options were granted as ten-year options at market price and become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant. Options granted beginning in 2002 have a term of seven years and generally a vesting rate of 25% per year. Options under the 1992 Plan and the 2000 Plan may be exercised for specified periods of time following the resignation, retirement or other termination of employment (including death or disability) with the Company or its subsidiaries, or as a result of a change in control of the Company (as defined in the 1992 Plan and 2000 Plan respectively). The 1992 Plan and the 2000 Plan also permit the Compensation and Stock Option Committee, which administers the 1992 Plan and the 2000 Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or certain reorganizations as defined in their respective plans. Under the 1992 Plan and 2000 Plan, if there is a change in control of the Company, reorganization or other event, the vesting of the options and other benefits accelerates unless the Committee otherwise provides.

(2)
Subject to earlier termination in certain events related to termination of employment.

(3)
These values are solely the mathematical results of hypothetical assumed appreciation of the market value of the underlying shares at an annual rate of 5% and 10% over the full ten-year term of the options, less the exercise price. Actual gains, if any, will depend on future stock market performance of the Common Stock, market factors and conditions, and each optionee's continued employment through the applicable vesting periods. The Company makes no prediction as to the future value of these options or of its Common Stock, and these values are provided solely as examples required by the SEC proxy reporting rules.

(4)
See "CEO Compensation".

(5)
The options granted to Mr. Koris have vesting rates and other terms as described in "Executive Agreement(s)" below.

(6)
7,296 options were granted to Robert Grant under the discretionary award plan for the Company's eCommerce business unit. (See "Long Term Incentives" below.)

Options

        The following table shows for each of the Named Executive Officers the shares acquired on exercise of options in fiscal 2002 and certain required information regarding outstanding options held by them at the end of fiscal 2002.

OPTION EXERCISES AND YEAR-END VALUE TABLE
Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value

			Number of Securities Underlying Unexercised Options At Fiscal Year-End (#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Eric Lidow	0	0	657,200	552,800	8,631,155	2,293,820
Alexander Lidow	0	0	618,600	616,414	8,756,940	2,458,810
Robert Grant	0	0	112,927	390,397	930,855	504,935
Michael P. McGee	0	0	98,400	344,800	904,635	1,471,720
Gerald A. Koris	0	0	0	50,000	0	0

(1)
The exercisability of options may be accelerated upon a "Change in Control" as defined in the relevant plan or award agreement.

(2)
Based on market value of $29.15 at the end of fiscal 2002, minus the exercise price of "in-the-money" options. The exercise price of outstanding options ranges from $6.00 to $63.88. These options are subject to the same terms and conditions as options granted to other employees under the Company's current stock option plans, including, generally, either 20% or 25% annual vesting, acceleration and/or adjustments upon a change in control or reorganization and expiration at or following termination of employment.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	5,434,620 4,405,233	(1) (2)	$ $	28.2268 43.1816	501,620 2,931,817
Equity compensation plans not approved by security holders	2,409,545	(3)		$32.6214	3,964,885
Total	12,249,398			$34.4694	7,398,322

(1)
International Rectifier Corporation Amended and Restated Stock Incentive Plan of 1992, expires December 31, 2002.

(2)
International Rectifier Corporation 2000 Incentive Plan (as Amended and Restated September 28, 2000), expires December 31, 2009.

(3)
International Rectifier Corporation 1997 Employee Stock Incentive Plan, as Amended, expires December 31, 2009.

Executive Agreement(s)

        The Company and Eric Lidow, the Company's Chairman, are parties to an executive agreement dated May 15, 1991. The agreement set Mr. Lidow's annual salary at $500,000, and granted the Board discretion to increase his salary and to pay him bonuses. Mr. Lidow's salary under the agreement as last fixed by the Board of Directors is $670,450. Mr. Lidow has not been awarded a bonus in the last three fiscal years. The agreement may be terminated by either party upon 90 days written notice.

        The Company and Gerald A. Koris, the Company's General Counsel and Secretary during fiscal year 2002, are parties to an executive agreement dated June 28, 2001. Mr. Koris had previously served as the Company's General Counsel prior to 1996. The agreement sets out Mr. Koris' engagement on a limited basis at an annual salary of $275,000 for a period of one year following the Company's retention of a successor General Counsel. The agreement further provides that following such period, the Company shall retain Mr. Koris on a part time employment basis for four years at an annual salary of $137,500. The agreement provides for stock option grants representing 25,000 shares of Company stock, and for further stock option grants and a one-time cash performance bonus consistent with those provided to other officers. The agreement provides that stock options granted to Mr. Koris are exercisable by him or his estate for the full term of the plan under which they are granted.

Transactions with Directors and Management

        During fiscal 2002, the Company paid approximately $270,000 to the Law Offices of Janet K. Hart for legal services rendered in connection with securities litigation from 1998 through September 2001. Ms. Hart is the wife of Alexander Lidow, the Company's Chief Executive Officer.

        Retiring directors may be offered Emeritus status if nominated by the Chairman of the Board and confirmed by a majority of the Board of Directors, pursuant to guidelines adopted by the Board of Directors in November, 1999. Pursuant to these guidelines, George Krsek, who resigned as a director effective August 28, 2002, has been designated as a Director Emeritus. The purposes of the Emeritus Director position include preserving exclusive Company access to valuable knowledge developed by a director in the course of service on the Board, and obtaining assistance on a transition basis with significant matters arising during the director's tenure on the Board. An Emeritus Director is not a member of the Board of Directors, does not generally attend Board meetings and does not have the duties or policy-making role of a Director. Instead, an Emeritus Director is a consultant to the Board and its Chairman, consulting as to special projects when requested. Emeritus Directors are appointed to a term of three years, at a compensation rate equal to the amount of the annual Director's fees in effect upon the Director's retirement from the Board. The Company presently has one continuing Emeritus Director other than Dr. Krsek, Donald S. Burns, who retired from the Board in November 2000.

        On April 5, 2002, the Company made a loan to Robert Grant of $400,000. The loan accrues interest at the rate of 4.75% per annum and is due and payable on April 1, 2007. Such loan is represented by an unsecured promissory note issued by Mr. Grant in favor of the Company.

        See "Executive Agreements" above for a discussion of transactions with Eric Lidow and Gerald A. Koris.

        The following information contained under the captions "Compensation Committee Report", "Audit Committee Report" and "Stock Price Performance" shall not be deemed "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 in the absence of specific reference to such captions and information.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee determines the compensation of the executive officers, including the Named Executive Officers listed in the summary compensation table. (See "Executive Compensation" above). The Compensation Committee also reviews (but does not set) the salaries of all other employees having annual compensation of $150,000 or more. Salaries for those positions are determined by the Chief Executive Officer ("CEO").

Compensation Program

        The Company's executive compensation program consists of base salaries, annual bonus opportunity, and long-term incentives in the form of stock options or restricted stock. The Compensation Committee's policy generally is to set base salaries near the median of the competitive range for similar positions in technology and semiconductor companies based on information regarding a broad range of such companies obtained from an annual independent survey of executive compensation. The Committee rewards outstanding performance with the opportunity to earn above average total compensation through annual bonuses and stock option grants. Each of the compensation elements is described in more detail below.

Base Salaries

        Base salaries and bonuses for fiscal 2002 of the Named Executive Officers are listed above under "Executive Compensation" and are targeted between 50th to 75th percentile of competitive Salary levels, with the level within that range based on time in the position, comparative performance versus IR's competitor group and total compensation comparisons.

Bonuses

        The following named executive officers earned bonuses during the 2002 fiscal year in the amounts indicated: Alexander Lidow ($500,000); Robert Grant ($367,500); Michael McGee ($351,000) and Gerald A. Koris ($247,500). The bonuses to Messrs. Grant and McGee were based on achievement of certain performance targets under bonus plans in effect for the business units that each directs. The bonus to Mr. Koris was based on his performance during the year and the requirements of his executive agreement, and recognition for returning to service as General Counsel following his previous retirement from the Company. The bonus to Dr. Lidow was not made on a formula basis, but rather based on subjective decisions of the Compensation Committee, taking into account factors related to Company performance including profitability, revenues, new product introductions, market share, and industry position, as well as the Committee's perception of Dr. Lidow's individual performance, and recognition that he did not receive a bonus in fiscal 2001.

Long-Term Incentives

        Long-term incentives are intended to reward for Company performance longer than one year. The Compensation Committee has determined that stock options are an effective incentive to reward for sustained long-term growth in total shareholder return as reflected in the Company's stock price. Stock options are granted at exercise prices that are not less than fair market value on the date of grant. Outstanding options granted prior to 2002 generally become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant and expire 10 years after the date of grant. Options granted since January 1, 2002 generally become exercisable at a rate of 25% per year commencing on the first anniversary of the date of grant and expire 7 years after the date of grant. To determine option grants for fiscal year 2002 performance, the Compensation Committee considered peer company option values based on the Black-Scholes valuation model, individual and Company performance, and recommendations from the CEO. Robert Grant is subject to a discretionary incentive award plan for the eCommerce business unit of the Company that he directs. Under the plan, management makes award recommendations to the Compensation Committee based on performance targets achieved by the business unit. Award recommendations consist of bonus compensation of a combination of stock options, restricted stock units and cash. Restricted stock awards vest at 33-1/3% annually from date of grant based on continued company service. The plan terminates June 30, 2004. The plan provides for four performance milestones, one of which was achieved during fiscal year 2001. As a consequence, on July 3, 2001, the Compensation Committee awarded Mr. Grant (i) a cash bonus of $62,500, (ii) a restricted stock award of 2,758 shares of Company stock, and (iii) an award of options representing 7,296 shares of Company stock. Such awards are included above in the "Summary Compensation Table" and "Table of Option Grants in Last Fiscal Year." The Company cannot predict when or if additional milestones will be achieved. Except to Mr. Grant, no awards of restricted stock units have been made to the Named Executive Officers to date.

CEO Compensation

        No adjustment to Alexander Lidow's base compensation was made in fiscal year 2002. Dr. Lidow's base salary reflects approximately the 75th percentile of recent salaries of CEOs of peer semiconductor companies. He received a bonus of $500,000 for fiscal year 2002. During fiscal 2002, Dr. Lidow was granted options to purchase 300,000 shares of Company Common Stock, 150,000 on August 22, 2001, and 150,000 on March 6, 2002. The exercise prices of those options were set at fair market value of the Company Common Stock on the date of grant. The Committee based its decision to make these grants on its evaluation of the Company and Dr. Lidow's individual performance. A substantial part of Dr. Lidow's total compensation package is made up of stock options, which further enhances an alignment of compensation with shareholder interests. The Company does not have an employment contract with Dr. Lidow.

Policy on Section 162(m) of the Internal Revenue Code

        The Company has not adopted any formal policy with respect to Section 162(m) of the Internal Revenue Code of 1986. However, the Compensation Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions which would result in non-deductibility. The Board has on occasion made decisions resulting in non-deductible compensation. The Company will not be able to deduct any compensation in excess of $1,000,000 paid to Alexander Lidow in fiscal 2002. The Compensation Committee believes that these payments were appropriate and in the best interests of the Company.

Rochus E. Vogt (Chairman) Jack O. Vance

AUDIT COMMITTEE REPORT

        The Company's Audit Committee is composed of three independent directors and currently operates under a revised charter adopted by the Audit Committee on August 28, 2002 (see the Appendix) and confirmed by the Board of Directors on September 30, 2002. The members of the Audit Committee currently are Messrs. Vance (Chairman), Plummer and Matsuda. The Audit Committee has sole responsibility, subject to stockholder ratification, for the selection of the Company's independent accountants.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. (See in detail under "Committees and Meetings of the Board of Directors" above.)

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed these statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission.

Jack O. Vance (Chairman) Minoru Matsuda James D. Plummer

STOCK PRICE PERFORMANCE

        The following graph compares the Company's cumulative stockholder return on its Common Stock (i.e. change in stock price plus reinvestment of dividends) measured against the cumulative total return of the Standard and Poor's 500 Stock Index and Standard and Poor's High Technology Composite Index peer group. The stock price performance shown in this graph, which assumes $100 was invested on June 30, 1997, is not necessarily indicative of and not intended to suggest future stock price performance.

Comparison of Five-Year Cumulative Total Return

ACCOUNTANTS' FEES

PricewaterhouseCoopers LLP:

Audit Fees for fiscal year 2002:	$731,600
Financial Information Systems Design and Implementation Fees:	—
All other Fees for services rendered during fiscal year 2002:	$482,600

        The Audit Committee determined that PricewaterhouseCoopers LLP's provision of services for all non-audit fees in fiscal year 2002 is compatible with maintaining PricewaterhouseCoopers' independence.

INDEPENDENT ACCOUNTANTS
(Proposal 2)

        The Audit Committee proposes that PricewaterhouseCoopers LLP, independent auditors, be appointed as independent auditors of the Company to serve for fiscal year 2003. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions. This firm and its predecessors have been auditors of the Company for many years.

        Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the shares represented either in person or by proxy at the Annual Meeting, the Board will consider the selection of another independent auditor.

        The Board of Directors recommends a vote FOR this proposal.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of equity securities file reports of their ownership of such securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable filing requirements during the last fiscal year.

STOCKHOLDER PROPOSALS FOR 2003

        The 2003 Annual Meeting of Stockholders is presently expected to be held on or about November 24, 2003. To be considered for inclusion in the Company's Proxy Statement for the 2003 Annual Meeting, proposals of stockholders intended to be presented at the meeting must be received by the Corporate Secretary at the Company's office at 233 Kansas Street, El Segundo, California 90245 no later than June 23, 2003. No stockholder proposals were submitted for the 2002 Annual Meeting.

        A stockholder may wish to have a proposal presented at the 2003 Annual Meeting of Stockholders, but not to have such proposal included in the Company's Proxy Statement for the meeting. If notice of the proposal is not received by the Company at the address above at least 30 days and not more than 90 days before the meeting, then the proposal will be deemed untimely under the advance notice requirements of Article II, Sections 5 and 6 of the Company's Bylaws and Rule 14a-4(c) under the Securities Exchange Act of 1934, and the persons entitled to vote proxies solicited by the Board for that meeting generally will have the right to exercise discretionary voting authority with respect to the proposal.

        The Company's Bylaws currently provide that for business to be properly brought before any annual meeting by a stockholder, the stockholder must be a stockholder of record entitled to vote at the meeting who has given prior notice in writing to the Corporate Secretary. The notice must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days nor more than 90 days before the meeting, and satisfy other terms and conditions as set forth in the Company's Bylaws.

MISCELLANEOUS

        Management does not know of any business to be presented other than the matters set forth in the Notice of Meeting. However, if other matters properly come before the meeting, the Board, as proxies, intends to vote in accordance with their best judgment on such matters.

        The expense of preparing, assembling, printing and mailing the Proxies and the material used in the solicitation of Proxies will be borne by the Company. The Company contemplates that Proxies will be solicited principally through the use of the mails, but the officers and regular employees of the Company (who receive no additional compensation) may solicit Proxies personally, by telephone, facsimile or by special letter. The Company will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their principals.

        A copy of the Annual Report of the Company for the year ended June 30, 2002, including financial statements for the year then ended, is being transmitted with these proxy materials. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material.

        Stockholders may obtain without charge copies of the Company's Annual Report and Form 10-K by writing to: International Rectifier Corporation, Corporate Finance Department, 233 Kansas Street, El Segundo, CA 90245.

By Order of the Board of Directors Donald R. Dancer Secretary

October 21, 2002

APPENDIX

Revised Audit Committee Charter

AUDIT COMMITTEE CHARTER

1.    FORMATION. The Board of Directors ("Board") of International Rectifier Corporation, a Delaware corporation ("Company") has established the Audit Committee ("Committee") pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Article III, Section 15 of the Company's Bylaws.

2.    STATEMENT OF PURPOSE. The Committee will assist the Board in fulfilling the Board's oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the external auditors' qualifications and independence, and (4) the performance of the Company's internal audit function and external auditors. The Committee will prepare the annual report included in the Company's proxy statement as required by the SEC. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Company's business, operations, and risks.

The Committee is not responsible for planning or conducting audits or determining that the Company's financial statements are accurate and are in accordance with generally accepted accounting principles ("GAAP"). This duty is the responsibility of management and the external auditors, who are ultimately accountable to the Committee. Likewise, it is not the duty of the Committee independently to verify information presented to it, unless special circumstances require independent verification. The statement of responsibilities below is in all respects qualified by this limitation.

3.    COMPOSITION AND QUALIFICATIONS. The Committee shall be comprised of not fewer than three members of the Company's Board. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. One of the members of the Committee shall be designated by the Board as the chairperson ("Chairperson") of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board for any reason and at any time. Vacancies on the Committee shall be filled by the Board. The members of the Committee shall meet the standards of independence and other qualifications set forth on Exhibit A hereto. The Company must disclose in the periodic reports required by section 13(a) of the Securities Exchange Act of 1934 (the "Act") whether or not it has at least one member who is a financial expert as described in Exhibit A.

4.    RESPONSIBILITIES. The Committee shall have responsibilities in the following areas:

    (a)
    INTERNAL CONTROLS

      Review with management, external auditors and internal auditors the adequacy of the Company's internal accounting controls and procedures.

      Inquire about internal control recommendations made by internal and external auditors and whether they have been implemented by management.

    (b)
    FINANCIAL REPORTING

      Review reports prepared by management and by the external auditors of significant accounting and financial reporting issues and judgments and their impact on the financial statements.

      Review periodically with the internal and external auditors significant risks and exposures and the plans to monitor, control and minimize such risks and exposures.

      Review significant changes to the Company's auditing and accounting practices as suggested by the internal and external auditors or management and discuss them on a timely basis.

      Meet with management and the external auditors to review and discuss the annual audited financial statements, the results of the audit and the interim financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and obtain from the external auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Act, as amended.

      Require the external auditors to review the financial information included in the Company's interim financial statements prior to filing its Form 10-Q Reports.

      Review with management and the external auditors earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

    (c)
    COMPLIANCE

      Periodically obtain reports from management, auditors, general counsel, tax advisors or any regulatory agency regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in preparing the financial statements.

      Review the effectiveness of the policies and procedures for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any reporting deficiencies, fraudulent acts or accounting irregularities.

    (d)
    INTERNAL AUDIT

      Review the activities, structure resources, qualifications and effectiveness of the internal audit function, and the performance of the director of internal audit.

    (e)
    RETENTION OF EXTERNAL AUDITORS

      Exercise the sole authority and responsibility to select, evaluate and replace the external auditor (or to nominate the external auditors to be proposed for shareholder approval in any proxy statement).

      Review, evaluate and approve the annual engagement proposal of the external auditors, including the proposed audit scope and approach, and level of fees to be paid to the external auditors.

      Pre-approve all auditing services and all non-auditing services to be performed by the external auditor, provided that the external auditor shall not be retained to perform those prohibited non-audit functions listed on Exhibit B hereto. The approved non-auditing services must be disclosed in the Company's periodic public reports required by section 13(a) of the Act. The approval of non-auditing services can be delegated to one or more members of the Committee, but the decision must be presented to the full Committee at the next scheduled meeting.

      Obtain and review reports from the external auditor, at least annually, regarding:

      (1)
      the external auditors' internal quality-control procedures;

      (2)
      any material issues raised by the most recent internal quality-control review, or peer review, of the external auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditor, and any steps taken to deal with any such issues; and

      (3)
      all relationships between the external auditor and the Company. in accordance with Independence Standards Board No. 1.

      Actively engage in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors and recommend that the Board take appropriate action in response to the external auditors' report to satisfy itself of the external auditors' independence.

    (f)
    EXTERNAL AUDIT

      Obtain and review timely reports from the external auditor regarding:

      (1)
      all critical accounting policies and practices to be used by the Company;

      (2)
      all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor; and

      (3)
      all other material written communications between the external auditor and management, including any management letter or schedule of unadjusted differences.

      Review with the external auditor any problems or difficulties the external auditor may have encountered, including: (1) any restrictions on the scope of activities or access to required information; (2) any changes required in the planned scope of the internal audit; and (3) any recommendations made by the external auditors as a result of the audit.

      Discuss the matters required to be discussed by Statement of Auditing Standards No. 61 as it may be modified or supplemented from time to time ("SAS 61").

    (g)
    OTHER RESPONSIBILITIES

      Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      Set clear hiring policies for employees or former employees of the external auditor.

      Regularly report to the Board on the Committee's activities and make appropriate recommendations.

      Discuss Company policies with respect to risk assessment and risk management.

      Annually evaluate the effectiveness of the Company's finance department.

      Annually evaluate the performance of the Committee.

      Review any special executive compensation or benefit arrangements.

      Annually review and (if appropriate) update this charter, subject to Board approval of changes.

5.    MEETINGS

    (a)
    FREQUENCY

      The Committee shall hold regular meetings on such days as it shall determine at least four times per year. Special meetings of the Committee will be held at the request of the Chairperson of the Committee or any two other Committee members. Minutes shall be regularly kept of Committee proceedings.

    (b)
    AGENDA

      Prior to each regularly scheduled meeting, the Committee members will receive notice of and an agenda for the meeting. Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

    (c)
    ATTENDANCE

      The Committee may regularly or from time-to-time ask corporate officers and other employees of the Company to attend the meetings.

    (d)
    PROCEDURES

      The Committee may adopt rules for its meetings and activities. In the absence of any such rules, the Committee actions shall be governed by the Company's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee.

    (e)
    EXECUTIVE SESSIONS

      Meet with the external auditors, internal auditors and management in separate executive sessions at least quarterly to discuss any matters that the Committee or these groups believe should be discussed privately.

6.    OUTSIDE ASSISTANCE. The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage such outside professional or other services as in its discretion it deems necessary to fulfill its responsibilities, whose compensation shall be funded by the Company.

EXHIBIT A

New York Stock Exchange requirements:

Independence requirements—

  •
  The Board must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Company must disclose this determination.

  •
  A director who is a former employee of the Company cannot be on the Committee until five years after the employment has ended.

  •
  A director who is, or in the past five years has been, affiliated with or employed by a (present or former) auditor of the Company (or of an affiliate) cannot be on the Committee until five years after the end of either the affiliate or the auditing relationship.

  •
  A director cannot be on the Committee if he or she is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

  •
  A director with immediate family members in the foregoing categories cannot be on the Committee until five years after the end of such relationship.

  •
  Director and committee fees are the only compensation a Committee member may receive from the Company for serving on the Committee.

  •
  If a Committee member simultaneously serves on the audit committee of more than three public companies and the Company does not limit the number of audit committees on which he or she can serve, then the Board must determine that such service would not impair the ability of such member to effectively serve on the Company's Committee and disclose such determination in the annual proxy statement.

Knowledge requirements—

  •
  All Committee members must be financially literate as such qualification is interpreted by the Board in its business judgment, or become financially literate within a reasonable period of time after his or her appointment to the Committee.

  •
  At least one member must have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

Sarbanes-Oxley requirements:

Independence requirements—

  •
  A Committee member may not, other than in his or her capacity as a member of the Committee, the board of directors, or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the Company; or (2) be an affiliated person of the Company or any of its subsidiaries. The SEC may exempt a particular relationship that the SEC determines appropriate in light of the circumstances.

Knowledge requirement—

  •
  There must be at least one "financial expert" on the Committee who has, through education and experience as a public accountant or auditor or a principal financial officer, comptroller or principal accounting officer of a company, or from a position involving the performance of similar functions: (1) an understanding of GAAP and financial statements; (2) experience in the preparation of financial statements of general comparable companies and the application of such principles in connection with the accounting for estimates, accruals, and reserves; (3) experience with internal accounting controls; and (4) an understanding of audit committee functions.

EXHIBIT B

Prohibited Non-Audit Services:

    •
    Bookkeeping or other services related to the accounting records or financial statements of the Company;

    •
    Financial information systems design and implementation;

    •
    Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

    •
    Actuarial services;

    •
    Internal audit outsourcing services;

    •
    Management functions or human resources;

    •
    Broker or dealer, investment advisor, or investment banking services;

    •
    Legal services and expert services unrelated to the audit; and

    •
    Any other services that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Los Angeles Area Freeway System

N
W
E
S
405
101
5
10
10
10
SANTA
MONICA
Downtown
Los Angeles
60
110
710
RIVERSIDE
60
LAX
EL SEGUNDO
105
5
91
405
91
91
605
CORONA
55
215
LONG
BEACH
15
LAKE
ELSINORE
405
NEWPORT
BEACH
5
TEMECULA
HEXFET America
See Insert
15
To
San Diego
SAN
CLEMENTE
HEXFET America
Business Park Dr.
15
Front St.
Rancho California Road
I –15 to Rancho California Road exit, turn west at off ramp
Cross intersection of Front St.
Enter Rancho California Business Park, turn right at Business Park Drive to HEXFET America building on left

						Please mark your votes as indicated in this example	☒
		VOTE FOR all nominees listed below	VOTE WITHHELD from all nominees			FOR	AGAINST	ABSTAIN
1.	Election of Directors Nominees: 01 Rochus E. Vogt 02 Robert J. Mueller 03 Alexander Lidow	☐	☐	2.	Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for fiscal year 2003.	☐	☐	☐
The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals.
VOTE WITHHELD from the following nominee(s)					This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date	, 2002
This Proxy Must be Signed Exactly as Name Appears Hereon. Executers, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

/\ FOLD AND DETACH HERE /\

YOUR VOTE IS IMPORTANT TO THE COMPANY

PLEASE SIGN AND RETURN YOUR PROXY BY
TEARING OFF THE TOP PORTION OF THIS SHEET

INTERNATIONAL RECTIFIER CORPORATION

Proxy Solicited on Behalf of the Board of Directors of
the Company for Annual Meeting November 25, 2002

        The undersigned hereby constitutes and appoints Eric Lidow and Donald R. Dancer, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of International Rectifier Corporation to be held at the HEXFET America facility of the Company, 41915 Business Park Drive, Temecula, California, at 10:00 a.m., Pacific Standard Time, on the 25th day of November, 2002 and at any adjournment thereof, on all matters coming before said meeting.

/\ FOLD AND DETACH HERE /\

QuickLinks

SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 25, 2002
PROXY STATEMENT
SECURITY OWNERSHIP
ELECTION OF DIRECTORS (Proposal 1)
EXECUTIVE COMPENSATION
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES AND YEAR-END VALUE TABLE Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
STOCK PRICE PERFORMANCE
ACCOUNTANTS' FEES
INDEPENDENT ACCOUNTANTS (Proposal 2)
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS FOR 2003
MISCELLANEOUS
APPENDIX Revised Audit Committee Charter AUDIT COMMITTEE CHARTER
EXHIBIT A
EXHIBIT B